Exhibit 10.15

* ALL CONTRACTUAL CORRESPONDENCE TO BE FAXED TO (65) 6738 4326 *

TO	:	MISSION BIOTECHNOLOGIES SDN BHD

ATTN	:	CONTRACT ADMINISTRATION T. VENTHAN NORWATI DAUD

FAX	:	(603) 7960 8771

EMAIL	:	NATHAN@MISSIONNEWENERGY.COM VASU@MISSIONNEWENERGY.COM STEPHEN@STARSUPPLY.CH

DATE	:	23RD MARCH 2009

RE	:	OUR CONTRACT NO. 177016 / 217554

WE REFER TO OUR REVISED CONTRACT DATED 14TH JANUARY 2009.  FURTHER TO BOTH PARTIES MUTUAL AGREEMENT, PLEASE NOTE THE FOLLOWING AMENDMENTS:

2.           BUYER

PLEASE INSERT "FOR ALL CARGO DELIVERY DURING 1ST MARCH TO 31ST DECEMBER 2009, ALL CORRESPONDENCE TO BE DIRECTED TO SELLER'S SINGAPORE SERVICE COMPANY:

TRAFIGURA PTE LTD
501 ORCHARD ROAD
HEX 10-01 WHEELOCK PLACE
SINGAPORE 238880

FOR TELEPHONE AND FACSIMILE NUMBERS PLEASE SEE THE NOTIFICATIONS SECTION."

6.           QUANTITY AND TERM

PLEASE INSERT "THE BALANCE QUANTITY FROM 1ST MARCH TO 31ST DECEMBER 2009 SHALL NOW TOTAL 32,000 METRIC TONS PLUS / MINUS 5 PERCENT AT BUYER'S OPTION AS FOLLOWS:

LOADING MONTH	QUANTITY
1ST TO 31ST MARCH 2009	5,000 METRIC TON +/- 5% AT BUYER'S OPTION
1ST TO 30TH APRIL 2009	5,000 METRIC TON +/- 5% AT BUYER'S OPTION
1ST TO 31ST MAY 2009*	4,000 METRIC TON +/- 5% AT BUYER'S OPTION
1ST TO 30TH JUNE 2009*	4,000 METRIC TON +/- 5% AT BUYER'S OPTION
1ST TO 31ST JULY 2009*	4,000 METRIC TON +/- 5% AT BUYER'S OPTION
1ST TO 31ST AUGUST 2009*	4,000 METRIC TON +/- 5% AT BUYER'S OPTION
1ST SEPTEMBER TO 30TH OCTOBER 2009*	3,000 METRIC TON +/- 5% AT BUYER'S OPTION
1ST NOVEMBER TO 31ST DECEMBER 2009**	3,000 METRIC TON +/- 5% AT BUYER'S OPTION

* BUYER HAS THE OPTION TO INCREASE QUANTITY TO 5,000 METRIC TONS AT CONTRACT PRICE UPON NOMINATION.

**BUYER HAS THE OPTION TO COMBINE THE SEPTEMBER/OCTOBER AND NOVEMBER/DECEMBER PARCEL(S) TO ONE CARGO LOT OF 6,000 METRIC TON TO BE AGREED 60 DAYS CALENDAR DAYS PRIOR TO THE FIRST DAY OF THE MONTH OF SHIPMENT."

9.           PRICE

AFTER PARAGRAPH 1, PLEASE INSERT "FOR ALL CARGO DELIVERY DURING 1ST APRIL TO 31ST DECEMBER 2009, THE FOB KUANTAN, MALAYSIA PRICE IN US DOLLARS PER METRIC TON BASED ON BILL OF LADING QUANTITY AS DETERMINED UNDER THE QUANTITY AND QUALITY CLAUSE HEREIN SHALL BE EQUAL TO THE FRONT MONTH PENINSULAR MONTHLY AVERAGE CRUDE PALM OIL PRICE AS PUBLISHED BY THE MALAYSIAN PALM OIL BOARD (MPOB) FOR THE APPLICABLE PRICING PERIOD PLUS A PREMIUM OF US DOLLARS 140.00 (ONE HUNDRED AND FORTY POINT ZERO ZERO PER METRIC TON)."

10.           PAYMENT

AFTER PARAGRAPH 1 PLEASE INSERT "FOR ALL CARGO DELIVERY DURING 1ST MARCH TO 31ST DECEMBER 2009, AS SECURITY FOR EACH PARTY'S PERFORMANCE OBLIGATIONS AND LIABILITIES TO THE OTHER PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT, EACH PARTY SHALL PROVIDE TO THE OTHER PARTY NOT LATER THAN 10 (TEN) DAYS OF CONTRACT CONFIRMATION, AN IRREVOCABLE PERFORMANCE BOND AND IN THE AMOUNT OF U.S. DOLLARS 940,000.00 (USD NINE HUNDRED AND FORTY THOUSAND POINT ZERO ZERO), PAYABLE AT THE COUNTERS OF THE RESPECTIVE BANK AS PER THE FORMAT ATTACHED HEREIN."

26.           NOTIFICATIONS

PLEASE INSERT "FOR ALL CARGO DELIVERY DURING 1ST MARCH TO 31ST DECEMBER 2009, ANY CONTRACTUAL, OPERATIONAL FINANCIAL, OR PRICING NOTIFICATIONS FROM SELLER TO BUYER TO BE MADE TO THE FOLLOWING CONTACTS:

BUYER

CONTRACTS
ALICE ONG/JASMINE GOH/MILTON WONG
EMAIL: CONTRACTADMINSINGAPORE@TRAFIGURA.COM
TEL: (65) 6319 2976/(65) 6517 4612/(65) 6416 2438
FAX: (65) 6738 4326

OPERATIONS
DANIEL TAN/DMITRY AKOPOV
EMAIL: SINGAPOREBIODIESELOPERATIONS@TRAFIGURA.COM
TEL (65) 6517 4642/(65) 6319 2965
FAX: (65) 6734 9448

FINANCIAL CONTACT
AMANDA YOUNG
TEL: (44 20) 7009 1698
FAX: (44 20) 7170 7816"

ALL OTHER TERMS AND CONDITIONS NOT MENTIONED ABOVE SHALL REMAIN UNCHANGED PER OUR CONTRACT DATED 14TH JANUARY 2009.

WITH THE ABOVE AMENDMENTS INCORPORATED, WE ARE PLEASED TO CONCLUDE THIS BUSINESS WITH YOU.  PLEASE CONFIRM YOUR AGREEMENT BY RETURN FAX, ABSENT YOUR REPLY TO THE CONTRARY WE WILL ASSUME YOUR AGREEMENT AND CLOSE THIS FILE.

BEST REGARDS

TRAFIGURA BEHEER B.V. AMSTERDAM
BRANCH OFFICE LUCERNE

1.           THIS CONTRACT CANCELS AND SUPERSEDES ALL PREVIOUSLY CONTRACTUAL CORRESPONDENCE BETWEEN OUR TWO PARTIES AND WILL BE THE GOVERNING AND CONTRACTUAL DOCUMENT FOR THIS TRANSACTION.

TO	:	MISSION BIOTECHNOLOGIES SDN BHD
ATTN	:	CONTRACT ADMIN – T.VENTHAN / NORWATI DAUD
FAX	:	+60 3 7960 8771

CC	:	NATHAN@MISSIONNEWENERGY.COM VASU@MISSIONNEWENERGY.COM

CC	:	TRAFIGURA LTD.
ATTN	:	CONTRACT ADMIN: LUCY CLARK-WARD/ALANA THOMPSON
FAX	:	+44 207 170 7818
E-MAIL	:	CONTRACTADMINISTRATIONS@TRAFIGURA.COM

DATE	:	14TH JANUARY 2009

RE	:	OUR CONTRACT NO. 177016 YOUR CONTRACT NO. (PLEASE CONFIRM)

IN THE EVENT THAT BOTH BUYER AND BROKER ISSUE CONTRACTS FOR THE ABOVE REFERENCED DEAL, THE BUYER'S CONTRACT CANCELS AND SUPERSEDES ANY BROKER CORRESPONDENCE IN RELATION TO THIS AGREEMENT.  THE BROKER'S CONTRACT SHALL BE FOR THE SOLE PURPOSE OF DOCUMENTING COMMISSION, IF ANY.

TRAFIGURA BEHEER B.V. AMSTERDAM, BRANCH OFFICE LUCERNE IS PLEASED TO CONFIRM THE FOLLOWING FOB PURCHASE TRANSACTION CONCLUDED BETWEEN OUR TWO COMPANIES ON 17TH JULY 2008.

2.           SELLER

MISSION BIOTECHNOLOGIES SDN BHD
C-26-05
3 TWO SQUARE
NO 2, JALAN 19/1
46300 PETALING JAYA
MALAYSIA
TEL:          (603) 7960 8770
FAX:         (603) 7960 8771

3.           BUYER

TRAFIGURA BEHEER B.V. AMSTERDAM,
BRANCH OFFICE LUCERNE
ZÜRICHSTRASSE 5
CH-6002 LUCERNE
SWITZERLAND
FAX NO: (41) 41 419 4344
TEL NO: (41) 41 419 4343
TELEX: 868001 TRAF CH

THE SELLER MUST DIRECT ALL OPERATIONAL CORRESPONDENCE TO THE BUYER'S GENEVA SERVICE COMPANY:

TRAFIGURA BEHEER B.V. AMSTERDAM
BRANCH OFFICE GENEVA
15 RUE PIERRE FATIO
1204 GENEVA
SWITZERLAND

FOR TELEPHONE, FAX, AND TELEX NUMBERS PLEASE SEE THE NOTIFICATIONS SECTION.

4.           PRODUCT

PALM METHYL ESTER (PME)

5.           QUALITY

PARAMETERS	UNIT	LIMITS
TOTAL ESTER CONTENT	(%, M/M)	96.5 MINIMUM
DENSITY @ 15OC	(G/CM3)	0.860 – 0.900
VISCOSITY AT 40OC	(MM2/S)	3.5 – 5.0
FLASH POINT	(OC)	120 MINIMUM
SULFUR CONTENT	(MG/KG)	10 MAXIMUM
CARBON RESIDUE	(%, M/M)	0.3 MAXIMUM
(ON 10% DISTILLATION RESIDUE)
CETANE NUMBER		51 MINIMUM
SULFATED ASH CONTENT	(%, M/M)	0.02 MAXIMUM
MOISTURE	(PPM)	350 MAXIMUM
TOTAL CONTAMINATION	(MG/KG)	24 MAXIMUM
COPPER STRIP CORROSION, 3H AT 50OC	(RATING)	CLASS 1
OXIDATIVE STABILITY, 110OC	(HOURS)	6.0 MINIMUM
ACID VALUE	(MG KOH/G)	0.50 MAXIMUM
IODINE VALUE	(G IODINE /100G)	120 MAXIMUM
LINOLENIC ACID	(%, M/M)	12 MAXIMUM
METHYLESTER
POLYUNSATURATED	(%, M/M)	1 MAXIMUM
(>=4 DOUBLE BOND)
METHYLESTER
METHANOL CONTENT	(%, M/M)	0.2 MAXIMUM
MONOGLYCERIDE	(%, M/M)	0.8 MAXIMUM
DIGLYCERIDE	(%, M/M)	0.2 MAXIMUM
TRIGLYCERIDE	(%, M/M)	0.2 MAXIMUM
FREE GLYCEROL	(%, M/M)	0.02 MAXIMUM
TOTAL GLYCEROL	(%, M/M)	0.25 MAXIMUM
GROUP I METALS, NA + K	(MG/KG)	5 MAXIMUM
GROUP II METALS, CA + MG	(MG/KG)	5 MAXIMUM
PHOSPHORUS CONTENT	(MG/KG)	10 MAXIMUM
CFPP	(OC)	12 MAXIMUM

PRODUCT TO BE SHIPPED UNDER A NITROGEN BLANKET

PRODUCT MUST NOT CONTAIN PETROCHEMICAL RESIDUES OR SPENT CHEMICALS, INCLUDING BUT NOT LIMITED TO CAUSTICS AND ACIDS.

GOODS MUST BE OF MERCHANTABLE QUALITY AND FIT FOR INTENDED PURPOSE

6.           SUSTAINABILITY CLAUSE

THE SUPPLIER WILL REJECT ANY FEEDSTOCK ISSUED FROM POOR FARMING PRACTICES (CAUSING INCLUDING BY WAY OF EXAMPLE BUT NOT LIMITED TO DEFORESTATION, USE OF ABUSIVE CHILD LABOUR, IRRESPONSIBLE USE OF PESTICIDES)

IF PALM OIL IS USED, THE SUPPLIER SHALL PROCURE PALM OIL FROM MEMBERS OF THE RSPO.

7.           QUANTITY AND TERM

5,000 – 7,000 METRIC TONS MIN/MAX AT BUYERS OPTION PER CALENDAR MONTH TO BE DELIVERED DURING 01ST JANUARY 2009 – 31ST DECEMBER 2009.

ACTUAL QUANTITY TO BE DECLARED BY BUYER LATEST 30 CALENDAR DAYS PRIOR TO THE FIRST DAY OF THE MONTH OF SHIPMENT.  A TOLERANCE OF PLUS OR MINUS 5 PCT IN BUYER'S OPTION SHALL APPLY TO THE ACTUAL VOLUME DECLARED BY BUYER.

8.           DELIVERY

IN ONE CARGO LOT, HOMOGENEOUS THROUGHOUT VESSEL'S TANKS FOB ONE SAFE AND ALWAYS ACCESSIBLE BERTH / PORT KUANTAN, MALAYSIA PER BUYER'S NOMINATED VESSEL, ARRIVING WITHIN THE PERIOD NOMINATED BY BUYER IN ACCORDANCE WITH THE BELOW ("AGREED DELIVERY PERIOD") AS FULL OR PART CARGO AT BUYERS' OPTION

BUYER TO NOMINATE A 10-DAY DELIVERY WINDOW LATEST 20 CALENDAR DAYS PRIOR TO THE FIRST DAY OF THE 10-DAY DELIVERY WINDOW.

SUBJECT TO THE PROVISIONS OF CLAUSE 8 BELOW, IN THE EVENT THAT THE BUYER ARRIVES OUTSIDE THE 10-DAY DELIVERY WINDOWS NOMINATED FOR DELIVERIES DURING 01ST APRIL – 31ST DECEMBER 2009, BUYER SHALL BE RESPONSIBLE FOR ALL THE ADDITIONAL STORAGE COST (USD 8.20/MT/14DAYS) AT THE BULKING FACILITY

NOTWITHSTANDING ANY PROVISION OF THIS CONTRACT OR RULE OF LAW TO THE CONTRARY, THE BUYER SHALL HAVE COMPLIED WITH ITS OBLIGATION UNDER THIS CLAUSE PROVIDED THAT THE VESSEL TENDERS NOR ON OR BEFORE 23:59 (LOCAL TIME) ON THE LAST DAY OF THE AGREED ARRIVAL PERIOD.

9.           NOMINATION

SELLER TO GIVE ACCEPTANCE OF NOMINATED (OR SUBSTITUTE) VESSEL WITHOUT DELAY - SUCH ACCEPTANCE NOT TO BE UNREASONABLY WITHHELD.

BUYER SHALL HAVE THE RIGHT TO SUBSTITUTE AT ANY TIME PRIOR TO COMMENCEMENT OF LOADING.

10.           PRICE

THE FOB KUANTAN, MALAYSIA PRICE IN US DOLLARS PER METRIC TONNE BASED ON BILL OF LADING QUANTITY AS DETERMINED UNDER THE QUANTITY AND QUALITY CLAUSE HEREIN SHALL BE EQUAL TO THE FRONT MONTH PENINSULAR MONTHLY AVERAGE CRUDE PALM OIL PRICE AS PUBLISHED BY THE MALAYSIAN PALM OIL BOARD (MPOB) FOR THE APPLICABLE PRICING PERIOD PLUS A PREMIUM OF US DOLLARS 125.00 (ONE HUNDRED AND TWENTY FIVE POINT ZERO ZERO) PER METRIC TONNE.

BUYER HAS THE OPTION TO CHOOSE BETWEEN THE FRONT MONTH PENINSULAR MONTHLY AVERAGE CRUDE PALM OIL PRICE FOR ALL DAILY QUOTATIONS PUBLISHED DURING THE NOMINATED MONTH OF B/L ("M") OR ALL DAILY QUOTATIONS PUBLISHED DURING THE MONTH IMMEDIATELY FALLING THE NOMINATED MONTH OF B/L ("M + 1").  THIS OPTION WILL BE DECLARED BY THE BUYER ON THE DATE OF THE BILL OF LADING (BY COB EUROPEAN TIME).

SELLER WILL USE THE CONVERSION FROM MALAYSIAN RINGGIT TO US DOLLARS BASIS THE AVERAGE OF THE EXCHANGE RATES PUBLISHED BY THE ASIAN WALL STREET JOURNAL ON EACH PRICING DAY OF THE APPLICABLE PRICING PERIOD.

THE FINAL PRICE SHALL BE EXPRESSED TO TWO (2) DECIMAL PLACES.

11.           PAYMENT

AS SECURITY FOR EACH PARTY'S PERFORMANCE OBLIGATIONS AND LIABILITIES TO THE OTHER PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND TRAFIGURA AGREEMENT REF # 183599, EACH PARTY SHALL PROVIDE TO THE OTHER PARTY NOT LATER THAN 01ST DECEMBER, 2008, AN IRREVOCABLE PERFORMANCE BOND AND IN THE AMOUNT OF TWO MILLION U.S. DOLLARS (U.S. $2,000,000.00), PAYABLE AT THE COUNTERS OF THE RESPECTIVE BANK AS PER THE FORMAT ATTACHED HEREIN.

EACH PARTY'S PERFORMANCE BOND SHALL REMAIN EFFECTIVE THROUGH TO 20 DAYS AFTER THE LAST DELIVERY DATE I.E. 20TH JANUARY 2010 AND EACH PARTY SHALL BE ENTITLED TO DRAW ON THE OTHER PARTY'S PERFORMANCE BOND IN THE EVENT THAT EITHER PARTY INCURS DAMAGES ON ACCOUNT OF THE OTHER PARTY'S FAILURE TO PERFORM OR IN THE EVENT THAT ANY AMOUNT THAT MAY BE DUE AND OWING FROM ONE PARTY TO THE OTHER IS NOT PAID IN FULL ON THE DUE DATE.

BY REVOLVING LC IN US DOLLARS NET CASH, WITHOUT WITHHOLD, OFFSET, COUNTERCLAIM OR DEDUCTION WHATSOEVER INTO SELLER'S NOMINATED BANK ACCOUNT WITH FULL VALUE AT SIGHT OF THE FOLLOWING DOCUMENTS FOR EACH RESPECTIVE DELIVERY:

(A).	SELLER'S COMMERCIAL INVOICE (TELEX / FAX ACCEPTABLE).
(B).	CERTIFICATE OF QUALITY AND / OR INDEPENDENT INSPECTORS QUALITY REPORT AT LOADPORT (TELEX / FAX ACCEPTABLE).
(C).	CERTIFICATE OF QUANTITY AND / OR INDEPENDENT INSPECTORS QUANTITY REPORT AT LOADPORT (TELEX / FAX ACCEPTABLE).
(D).	3/3 ORIGINAL BILLS OF LADING ISSUED TO OR ENDORSED TO ORDER OF BUYER.
(E).	ORIGINAL CERTIFICATE OF ORIGIN

IF DOCUMENTS (D) AND / OR (E) ARE NOT AVAILABLE AT PAYMENT DUE DATE, THEN SELLER SHALL PRESENT:

(A).	SELLERS' COMMERCIAL INVOICE (TELEX OR FAX ACCEPTABLE)
(B).	DOCUMENTS (B) AND (C) ABOVE
(C).	SELLERS' LETTER OF INDEMNITY (TELEX OR FAX ACCEPTABLE) COUNTERSIGNED BY A FIRST CLASS INTERNATIONAL BANK ACCEPTABLE TO BUYER IN THE FOLLOWING FORM:

QUOTE

DEAR SIRS,

WE REFER TO A CARGO OF [QUANTITY] OF [PRODUCT] LOADED ON BOARD VESSEL [     ] PURSUANT TO BILLS OF LADING DATED [                ] 200[   ].

ALTHOUGH WE SOLD THE SAID CARGO TO YOURSELVES, WE HAVE BEEN UNABLE TO PROVIDE YOU WITH THE FULL SET OF ORIGINAL 3/3 CLEAN ON BOARD BILLS OF LADING AND OTHER ORIGINAL SHIPPING DOCUMENTS COVERING THE SAID SALE.

IN CONSIDERATION OF YOUR PAYING THE FULL PURCHASE PRICE OF USD [     ] WITH VALUE [                ], WE HEREBY EXPRESSLY WARRANT THAT WE HAVE FULL MARKETABLE TITLE TO THE GOODS, FREE OF ANY SECURITY INTEREST, LIEN OR ENCUMBRANCES, AND THAT WE TRANSFER SUCH TITLE TO YOU, THAT WE HAVE THE FULL RIGHT AND AUTHORITY TO EFFECT DELIVERY OF THE SAID CARGO, AND THAT YOU WILL ENJOY QUIET POSSESSION OF THE SAID CARGO [AND THAT THE ORIGIN OF THE CARGO IS [     ]].

WE FURTHER AGREE TO LOCATE AND SURRENDER TO YOU, AS SOON AS POSSIBLE, THE FULL SET OF ORIGINAL BILLS OF LADING AND OTHER ORIGINAL SHIPPING DOCUMENTS AND TO PROTECT, INDEMNIFY AND HOLD YOU HARMLESS FROM ANY AND ALL DAMAGES, COSTS AND EXPENSES (INCLUDING ATTORNEY FEES) WHICH YOU MAY SUFFER BY REASON OF ANY BREACH OF THE AFORESAID WARRANTIES AND/OR THE FULL SET 3/3 ORIGINAL BILLS OF LADING AND OTHER SHIPPING DOCUMENTS NOT BEING AVAILABLE AND/OR REMAINING OUTSTANDING, INCLUDING BUT NOT LIMITED TO, ANY CLAIMS AND DEMANDS WHICH MAY BE MADE BY A HOLDER OR TRANSFEREE OF THE ORIGINAL BILLS OF LADING AND OTHER ORIGINAL SHIPPING DOCUMENTS OR BY ANY THIRD PARTY CLAIMING AN INTEREST IN, RIGHT TO, OR LIEN ON THE CARGO OR THE PROCEEDS THEREOF OR RECEIVER IN REJECTING THE CARGO.

THIS LETTER OF INDEMNITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ENGLAND AND EACH PARTY EXPRESSLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE ENGLISH COURTS IN LONDON.

UNQUOTE

IF THE FINAL UNIT PRICE IS NOT AVAILABLE BEFORE THE PAYMENT DUE DATE, THE SELLER MAY PRESENT A PROVISIONAL INVOICE FOR PAYMENT.  THE PROVISIONAL INVOICE SHALL BE CALCULATED IN ACCORDANCE WITH CLAUSE (9) USING ALL AVAILABLE QUOTATIONS KNOWN AT THE TIME OF INVOICING.

AS SOON AS THE FINAL UNIT PRICE IS AVAILABLE, THE SELLER SHALL PRESENT A FINAL INVOICE/CREDIT NOTE FOR SETTLEMENT WITHIN 3 NEW YORK BANKING DAYS OF RECEIPT.  NO INTEREST SHALL BE DUE BY THE OWING PARTY ON ANY DIFFERENCE BETWEEN THE PROVISIONAL AND FINAL INVOICE VALUE.

IF PAYMENT FALLS DUE ON A SATURDAY OR NEW YORK BANK HOLIDAY OTHER THAN A MONDAY, PAYMENT SHALL BE MADE ON THE FIRST PRECEDING NEW YORK BANKING DAY.  IF PAYMENT FALLS DUE ON A SUNDAY OR A MONDAY NEW YORK BANK HOLIDAY, THEN PAYMENT TO BE MADE ON THE FIRST FOLLOWING NEW YORK BANKING DAY.

PAYMENT SHALL BE SECURED BY AN IRREVOCABLE DOCUMENTARY LETTER OF CREDIT OPENED BY A FIRST CLASS BANK ACCEPTABLE TO SELLER AND IN A FORM ACCEPTABLE TO SELLER, TO SELLER'S NOMINATED BANK, BY LATEST PRIOR VESSEL'S ARRIVAL AT LOADPORT.

AND IN THIS RESPECT, BUYER'S BANK CHARGES FOR BUYER'S ACCOUNT.  SELLER'S BANK CHARGES FOR SELLER'S ACCOUNT

12.           DETERMINATION OF QUANTITY AND QUALITY

(A).	THE QUALITY OF THE PRODUCT AT THE LOADPORT USING THE CUSTOMARY METHODS, PRACTICE AND PROCEDURE AT THE LOADPORT AND BASED UPON FULLY REPRESENTATIVE SAMPLES DRAWN FROM THE SHORE TANKS.

(B).	THE QUANTITY OF THE PRODUCT AT THE LOADPORT USING THE CUSTOMARY METHODS, PRACTICE AND PROCEDURE AT THE LOADPORT AND BASED UPON SHORE MEASUREMENTS.

13.           INSPECTION

BUYER AND SELLER WILL APPOINT A MUTUALLY AGREED FIRST CLASS SURVEYOR MESSRS ITS-CALEB BRET OR MUTUALLY ACCEPTABLE INDEPENDENT SURVEYOR TO CARRY OUT THE WEIGHT AND ANALYSIS AT PORT KUANTAN THE WEIGHT AND ANALYSIS OF THE REPRESENTATIVE SHORE TANK AT PORT KUANTAN ARE FINAL AND BINDING ON BOTH PARTIES SAVE FOR FRAUD OR MANIFEST ERROR.  COSTS OF SUCH INSPECTION TO BE SHARED EQUALLY BETWEEN SELLER AND BUYER.

14.           LAYTIME

LAYTIME OF 50% OF THE CHARTERPARTY ALLOWANCE SHINC, WEATHER PERMITTING BERTHING / LOADING OR NOT, SHALL BE ALLOWED TO SELLER FOR EACH MONTHLY LIFTING, PRORATA FOR PART CARGO, COMMENCING 6 HOURS AFTER NOR HAS BEEN TENDERED OR WHEN VESSEL IS ALL FAST ALONGSIDE BERTH, WHICHEVER IS THE EARLIER AND TIME (FOR THE PURPOSES OF COMPUTING LAYTIME AND DEMURRAGE) SHALL CEASE WHEN CARGO DOCUMENTS ARE ON BOARD.

IF DELIVERY OF CARGO DOCUMENTS IS DELAYED IN EXCESS OF 2 HRS FROM HOSE DISCONNECTION THEN LAYTIME WILL CONTINUE TO RUN UPON THE EXPIRATION OF SUCH ALLOWANCE AND UNTIL CORRECT AND SIGNED DOCUMENTATION IS DELIVERED ON BOARD.

IN THE EVENT OF STS OPERATION UNDERTAKEN AT THE REQUEST OF SELLER, ALL TIME USED IN CONNECTION WITH STS OPERATIONS (SUCH TIME SHALL COMMENCE 6 HOURS AFTER NOR HAS BEEN TENDERED OR WHEN VESSEL IS MOORED TO THE STS VESSEL, WHICHEVER IS EARLIER AND SHALL END WHEN THE VESSEL IS UNMOORED FROM THE LAST CARGO RECEIVING VESSEL) SHALL COUNT AS USED LAYTIME, OR, IF THE VESSEL IS ON DEMURRAGE, AS TIME ON DEMURRAGE.  ALL TIME TO COUNT WEATHER PERMITTING OR NOT.

15.           DEMURRAGE

SELLER IS RESPONSIBLE FOR PROCURING A SAFE BERTH(S) AT THE LOAD PORT/FACILITY REACHABLE ON ARRIVAL AND ALWAYS ACCESSIBLE TO WHICH THE VESSEL CAN PROCEED, AT WHICH IT MAY LIE AND FROM WHICH IT MAY DEPART (FULLY LADEN), ALWAYS SAFELY AFLOAT AND FREE OF ALL WHARFAGE AND DOCKAGE DUES AND FEES.  SELLER SHALL ARRANGE FOR BERTHING OF THE VESSEL

IN ACCORDANCE WITH THE CARGO DELIVERY WINDOW AND AS DETERMINED BY THE TIME THE NOTICE OF READINESS HAS BEEN TENDERED.

PUBLIC TERMINAL/DOCK DELAYS WILL NOT BE FOR THE ACCOUNT OF THE BUYER AND LAYTIME SHALL COUNT AS DESCRIBED UNDER LAYTIME CLAUSE.

SELLER SHALL PAY LOAD PORT DEMURRAGE TO BUYER IN ACCORDANCE WITH THE FOLLOWING PROVISIONS:

DEMURRAGE SHALL BE PAYABLE AT THE VESSEL CHARTERPARTY RATE OF WHICH BUYER TO ADVISE SELLER WHEN VESSEL IS NOMINATED).  NO OTHER TERMS OF THE CHARTER PARTY ARE INCORPORATED INTO THIS CONTRACT UNLESS EXPRESSLY PROVIDED.  IF THE VESSEL IS ON TIME CHARTER, THE APPLICABLE DAILY RATE WILL BE THE DAILY HIRE PLUS BUNKER COSTS.

DEMURRAGE TO BE PAID BY SELLER WITHIN 30 DAYS FROM RECEIPT OF BUYER'S DOCUMENTED CLAIM, WHICH SHALL INCLUDE:

(A).	NOR OF PERFORMING VESSEL.
(B).	SOF (SIGNED BY MASTER AND, IF POSSIBLE, BY SELLER AND BUYER OR THEIR AGENTS/ REPRESENTATIVES).
(C).	EVIDENCE OF CHARTERPARTY RATE [OR TIME CHARTER DAILY HIRE PLUS BUNKER COSTS].
(D).	LAYTIME/DEMURRAGE CALCULATION.
(E).	ANY OTHER DOCUMENT BUYER CONSIDERS RELEVANT TO THE LAYTIME – DEMURRAGE CALCULATION.

IN THE EVENT THAT SELLER FAILS TO PAY WITHIN 30 DAYS, SELLER SHALL PAY INTEREST ON THE OVERDUE PAYMENT AT THE THE ONE WEEK LIBOR RATE AS QUOTED BY THE ROYAL BANK OF SCOTLAND ON THE DATE PAYMENT IS DUE PLUS 3 PERCENT UNTIL THE DATE PAYMENT IS RECEIVED INTO SELLER'S NOMINATED BANK ACCOUNT.

16.           PROPERTY/TITLE

PROPERTY IN / TITLE TO THE CARGO DELIVERED HEREUNDER SHALL PASS FROM SELLER TO BUYER WHEN IT PASSES THE PERMANENT FLANGE CONNECTION OF THE VESSEL'S INTAKE HOSE AT THE LOADPORT.

17.           RISK

RISK OF LOSS, CONTAMINATION OR DAMAGE TO THE CARGO DELIVERED HEREUNDER SHALL PASS FROM SELLER TO BUYER WHEN IT PASSES THE FLANGE CONNECTION OF THE VESSEL'S INTAKE HOSE AT THE LOAD PORT.

18.           LAW AND ARBITRATION

THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ENGLAND, WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW.

ANY DISPUTE WHICH ARISES BETWEEN THE PARTIES OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY QUESTION REGARDING ITS EXISTENCE, VALIDITY OR TERMINATION, SHALL BE REFERRED TO AND FINALLY RESOLVED BY ARBITRATION UNDER THE RULES OF THE INTERNATIONAL CHAMBER OF COMMERCE, WHICH RULES ARE DEEMED TO BE INCORPORATED.

THE PLACE OF THE ARBITRATION SHALL BE LONDON.  THE LANGUAGE OF THE ARBITRATION SHALL BE ENGLISH.  THE TRIBUNAL SHALL CONSIST OF THREE ARBITRATORS, ONE TO BE NOMINATED BY EACH PARTY AND THE THIRD BY THE TWO SO NOMINATED.

ANY AWARD RENDERED IN SUCH ARBITRATION SHALL BE FINAL AND BINDING UPON THE PARTIES HERETO AND JUDGMENT MAY BE ENTERED THEREON OF ANY ORDER OF ENFORCEMENT OBTAINED IN ANY COURTS HAVING JURISDICTION.

19.           CLAIMS

IF ANY CLAIMS ARISE UNDER OR IN CONNECTION WITH THIS CONTRACT, THE CLAIMING PARTY SHALL NOTIFY THE OTHER PARTY OF ITS CLAIM IN WRITING WITHIN 6 MONTHS FROM THE DATE OF THE COMPLETION OF LOADING OF EACH SHIPMENT, FAILING WHICH THE CLAIM SHALL BE DEEMED WAIVED AND ABSOLUTELY BARRED.  THIS CLAUSE SHALL NOT APPLY TO CLAIMS IN RESPECT OF DEMURRAGE, PORT COSTS, SHIFTING, DEVIATION, FREIGHT DIFFERENTIAL, HEATING AND/OR AWRP.

20.           FORCE MAJEURE

IF EITHER PARTY IS RENDERED UNABLE TO PERFORM FULLY OR IN PART ANY OBLIGATION UNDER THIS CONTRACT, EXCEPT IN RELATION TO OBLIGATIONS TO MAKE PAYMENTS DUE UNDER THIS CONTRACT (INCLUDING DEMURRAGE), THEN TO THE EXTENT THAT SUCH INABILITY ARISES FROM A CAUSE OR CAUSES BEYOND THAT PARTY'S CONTROL AND UPON SUCH PARTY PROMPTLY GIVING WRITTEN NOTICE TO THE OTHER PARTY OF SUCH CAUSE(S), NEITHER PARTY SHALL BE LIABLE TO THE OTHER IN DAMAGES OR OTHERWISE AND THE TIME FOR PERFORMANCE OF THE AFFECTED OBLIGATION SHALL BE EXTENDED DURING AND FOR THE PERIOD OF INABILITY SO CAUSED, UP TO A MAXIMUM OF THIRTY (30) CALENDAR DAYS.

SHOULD SUCH PERIOD OF INABILITY CONTINUE IN EXCESS OF THIRTY (30) CALENDAR DAYS, EITHER PARTY SHALL HAVE THE RIGHT TO TERMINATE THIS CONTRACT BY WRITTEN NOTICE TO THE OTHER PARTY, IN WHICH CASE NEITHER PARTY SHALL BE RESPONSIBLE FOR FURTHER PERFORMANCE NOR LIABLE IN ANY WAY TO EACH OTHER.

SHOULD A PARTICULAR DELIVERY (OR DELIVERIES) BE CANCELLED DUE TO AN EVENT OF FORCE MAJEURE, NEITHER SELLER NOR BUYER SHALL BE RELIEVED FROM THEIR OBLIGATIONS UNDER THIS AGREEMENT IN RESPECT TO FURTHER DELIVERIES NOT AFFECTED BY THE FORCE MAJEURE.

THE TERM CAUSE(S) BEYOND THAT PARTY'S CONTROL USED HEREIN SHALL INCLUDE (BUT WITHOUT LIMITING THE GENERALITY OF SUCH TERM): ACT(S) OF GOD, PERILS OF THE SEA, FIRE, DELAY OF THE PERFORMING VESSEL ARISING FROM BREAKDOWN OR ADVERSE WEATHER, WAR (DECLARED OR UNDECLARED), MILITARY OPERATIONS, BLOCKADE, REVOLUTION, DISTURBANCE, TRADE RESTRICTION, REQUESTS, ORDERS OR ACTIONS OF ANY GOVERNMENT, OR BY ANY PERSON PURPORTING TO REPRESENT A GOVERNMENT, OR ANY OTHER CAUSE OF A SIMILAR NATURE AS DESCRIBED HEREIN NOT REASONABLY WITHIN THE CONTROL OF THE RESPECTIVE PARTIES.

21.           LIMITATION OF LIABILITY

NEITHER THE SELLER NOR THE BUYER SHALL BE LIABLE FOR CONSEQUENTIAL, INDIRECT OR SPECIAL LOSSES OR SPECIAL DAMAGES OF ANY KIND ARISING OUT OF

OR IN ANY WAY CONNECTED WITH THE PERFORMANCE OF OR FAILURE TO PERFORM THIS AGREEMENT.

22.           OTHER TERMS

WHERE NOT INCONSISTENT WITH THE ABOVE, INCOTERMS 2000 FOR FOB PURCHASES, WITH ALL LATER AMENDMENTS, SHALL APPLY.

THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS CONTRACT.

23.           ASSIGNABILITY

NEITHER PARTY SHALL ASSIGN THE WHOLE OR ANY PART OF ITS RIGHTS AND OBLIGATIONS HEREUNDER DIRECTLY OR INDIRECTLY WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY

24.           THIRD PARTY RIGHTS

NOTHING IN THIS AGREEMENT SHALL BE CONSIDERED OR CONSTRUED AS CONFERRING ANY RIGHT OR BENEFIT ON A PERSON NOT A PARTY TO THIS AGREEMENT AND THE PARTIES DO NOT INTEND THAT ANY TERM OF THIS AGREEMENT SHOULD BE ENFORCEABLE, BY VIRTUE OF THE CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999, BY ANY PERSON WHO IS NOT A PARTY TO THIS AGREEMENT.

25.           WARRANTIES

SELLER WARRANTS THAT IT HAS FULL LEGAL TITLE TO THE PRODUCT, FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND THAT IT HAS FULL RIGHT AND POWER TO CONVEY SUCH TITLE TO BUYER.

26.           ISPS COMPLIANCE

1.
BUYERS SHALL PROCURE THAT THE VESSEL SHALL COMPLY WITH THE REQUIREMENTS OF THE INTERNATIONAL CODE FOR THE SECURITY OF SHIPS AND OF PORT FACILITIES AND THE RELEVANT AMENDMENTS TO CHAPTER XI OF SOLAS (ISPS CODE) AND WHERE THE LOADING PORT IS WITHIN THE USA AND US TERRITORIES OR WATERS, WITH THE US MARITIME TRANSPORTATION SECURITY ACT 2002 (MTSA),

2.	THE VESSEL SHALL WHEN REQUIRED SUBMIT A DECLARATION OF SECURITY (DOS) TO THE APPROPRIATE AUTHORITIES PRIOR TO ARRIVAL AT THE LOADING PORT.

3.	NOTWITHSTANDING ANY PRIOR ACCEPTANCE OF VESSEL BY SELLER, IF AT ANY TIME PRIOR TO THE PASSING OF RISK AND TITLE THE VESSEL CEASES TO COMPLY WITH THE REQUIREMENTS OF THE ISPS CODE OR MTSA:

A)	SELLER SHALL HAVE THE RIGHT NOT TO BERTH SUCH NOMINATED VESSEL AND ANY DEMURRAGE RESULTING SHALL NOT BE FOR THE ACCOUNT OF THE SELLER.

B)	BUYER SHALL BE OBLIGED TO SUBSTITUTE SUCH NOMINATED VESSEL WITH A VESSEL COMPLYING WITH THE REQUIREMENTS OF THE ISPS CODE AND MTSA.

4.	A)
SELLERS SHALL PROCURE THAT THE LOADING PORT/TERMINAL/INSTALLATION SHALL COMPLY WITH THE REQUIREMENTS OF THE INTERNATIONAL CODE FOR THE SECURITY OF SHIPS AND OF PORT FACILITIES AND THE RELEVANT AMENDMENTS TO CHAPTER XI OF SOLAS (ISPS CODE) AND IF LOCATED WITHIN THE USA AND US TERRITORIES, WITH THE US MARITIME TRANSPORTATION SECURITY ACT 2002 (MTSA)

B)
ANY COSTS OR EXPENSES IN RESPECT OF THE VESSEL INCLUDING DEMURRAGE OR ANY ADDITIONAL CHARGE, FEE OR DUTY LEVIED ON THE VESSEL AT THE LOADING PORT AND ACTUALLY INCURRED BY BUYER RESULTING DIRECTLY FROM THE FAILURE OF THE LOADING PORT/TERMINAL/INSTALLATION TO COMPLY WITH THE ISPS CODE AND IF LOCATED WITHIN THE USA AND US TERRITORIES, WITH THE MTSA, SHALL BE FOR THE ACCOUNT OF THE SELLER, INCLUDING BUT NOT LIMITED TO THE TIME REQUIRED OR COSTS INCURRED BY THE VESSEL IN TAKING ANY ACTION OR ANY SPECIAL OR ADDITIONAL SECURITY MEASURES REQUIRED BY THE ISPS CODE OR MTSA

5.
SAVE WHERE THE VESSEL HAS FAILED TO COMPLY WITH THE REQUIREMENTS OF THE INTERNATIONAL CODE FOR THE SECURITY OF SHIPS AND OF PORT FACILITIES AND THE RELEVANT AMENDMENTS TO CHAPTER XI OF SOLAS (ISPS CODE) AND WITHIN THE USA AND US TERRITORIES OR WATERS, WITH THE US MARITIME TRANSPORTATION SECURITY ACT 2002 (MTSA), THE SELLER SHALL BE RESPONSIBLE FOR ANY DEMURRAGE ACTUALLY INCURRED BY THE BUYER ARISING FROM DELAY TO THE VESSEL AT THE LOADING PORT RESULTING DIRECTLY FROM THE VESSEL BEING REQUIRED BY THE PORT FACILITY OR ANY RELEVANT AUTHORITY TO TAKE ANY ACTION OR ANY SPECIAL OR ADDITIONAL SECURITY MEASURES OR UNDERGO ADDITIONAL INSPECTIONS BY VIRTUE OF THE VESSELS PREVIOUS PORTS OF CALL.

6.
THE SELLER'S LIABILITY TO THE BUYER UNDER THIS AGREEMENT FOR ANY COSTS, LOSSES OR EXPENSES INCURRED BY THE VESSEL, THE CHARTERERS OR THE VESSEL OWNERS RESULTING FROM THE FAILURE OF THE LOADING PORT/TERMINAL/INSTALLATION TO COMPLY WITH THE ISPS CODE OR MTSA SHALL BE LIMITED TO THE PAYMENT OF DEMURRAGE AND COSTS ACTUALLY INCURRED BY THE BUYER IN ACCORDANCE WITH THE PROVISIONS OF THIS CLAUSE.

27.           NOTIFICATIONS

ANY CONTRACTUAL, OPERATIONAL FINANCIAL, OR PRICING NOTIFICATIONS FROM SELLER TO BUYER TO BE MADE TO THE FOLLOWING CONTACTS:-

BUYER

CONTRACTS:

LUCY CLARK-WARD ALANA THOMPSON	TEL: +44-207-170-7968 TEL: +44-207 173 2287 FAX: +44-207 170 7818 TLX: 921187 EMAIL: CONTRACTADMINISTRATIONS@TRAFIGURA.COM

OPERATIONAL CONTACTS:

ANNE DUBOIL	TEL: +41-22-594 6926 FAX: +41-22-598-6901 EMAIL: BIODESELOPERATIONS@TRAFIGURA.COM
FINANCIAL CONTACT:

AMANDA YOUNG	TEL: +44-207-009-1698 FAX: +44-207-170-7816
PRICING NOTIFICATIONS:

E-MAIL:	PRICINGDECLARATIONSDISTILLATES@TRAFIGURA.COM

SELLER

SALES, TRADING & OVERALL SERVICE RESPONSIBILITY

R VASUTHEWAN	TEL: +49-170-221 7676 EMAIL: VASU@MISSIONNEWENERGY.COM

FINANCIAL & CONTRACT ADMINISTRATION
NATHAN MAHALINGAM	(FINANCIAL) TEL: +6-03-7960 8770 FAX: +6-03-7960 8771 EMAIL: NATHAN@MISSIONNEWENERGY.COM

OPERATIONS AND LOGISTICS

T VENTHAN	TEL: +6-03-7960 8770 FAX: +6-03-7960 8771 EMAIL: VENTHAN@MISSIONNEWENERGY.COM

ALL NOTICES AND COMMUNICATIONS FROM EITHER PARTY ARISING OUT OF OR IN CONNECTION WITH THIS CONTRACT MUST BE RECEIVED BY THE OTHER PARTY WITHIN OFFICE HOURS (0830 TO 1730) IN THE RELEVANT TIME ZONE AND SENT IN ACCORDANCE WITH THE NOTIFICATIONS PROVISIONS HEREIN.  ANY NOTICE OR COMMUNICATION ADDRESSED TO SOMEONE OTHER THAN THE REPRESENTATIVE(S) NAMED HEREIN SHALL BE DEEMED TO HAVE NOT BEEN RECEIVED AND SHALL HAVE NO LEGAL OR CONTRACTUAL FORCE OR EFFECT.  ANY NOTICE OR COMMUNICATIONS RECEIVED OUTSIDE OF OFFICE HOURS (AS DESCRIBED ABOVE) SHALL BE DEEMED TO HAVE BEEN RECEIVED ON THE NEXT WORKING DAY.

28.           ENTIRE AGREEMENT

THIS CONTRACT CONTAINS THE ENTIRE AGREEMENT OF BOTH PARTIES AND IT CANNOT BE MODIFIED UNLESS IN WRITING.

29.           CONFIRMATION

TRAFIGURA BEHEER B.V. AMSTERDAM, BRANCH OFFICE LUCERNE, IS THE PURCHASING PARTY IN THIS TRANSACTION, AND TRAFIGURA'S CONTRACT WILL GOVERN THE TERMS OF THIS TRANSACTION.  IF ANY OF THE ABOVE IS CONTRARY TO YOUR UNDERSTANDING OF THE AGREEMENT, PLEASE RESPOND IMMEDIATELY VIA

TELEX/FAX WITH YOUR SPECIFIC POINTS OF DISAGREEMENT (NOT A FULL CONTRACT).  IN THE EVENT THAT NO SUCH NOTIFICATION IS RECEIVED BY US IN THE NEXT 72 HOURS, FOLLOWING THE DATE / TIME OF THIS CONTRACT, THE PROVISIONS SET FORTH IN THIS CONTRACT SHALL BE BINDING UPON BOTH PARTIES WITHOUT MODIFICATION OR SUBSTITUTION.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THEIR DULY AUTHORISED REPRESENTATIVES TO EXECUTE THIS AGREEMENT AS OF 1ST  DECEMBER 2008.

MISSION BIOTECHNOLOGIES SDN BHD

BY:                      /s/ Nathan Mahalingam

NAME:               Nathan Mahalingam, Group Managing Director

DATE:                 January 30, 2009

TRAFIGURA BEHEER B.V. AMSTERDAM, BRANCH OFFICE LUCERNE

BY:                       /s/ S. Luedin                                                                /s/ Marco Schumacher

NAME:                S. Luedin, Finance Manager                                     Marco Schumacher

ATTACHMENT A

TO:
ATTN: L/C DEPARTMENT.

FROM:

DATE:

PLEASE ISSUE, THE FOLLOWING IRREVOCABLE STAND-BY LETTER OF CREDIT TO:

TO:

QUOTE

WE xxxxxxxxxxx BRANCH HEREBY OPENS OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.

IN FAVOUR OF:

BY THE ORDER OF:

THIS LETTER OF CREDIT IS AVAILABLE FOR PAYMENT AT SIGHT AT OUR COUNTERS IN xxxxxxx FOR AN AMOUNT OF UP TO AN AGGREGATE OF US$                   (UNITED STATES DOLLARS in words) AGAINST PRESENTATION OF THE FOLLOWING DOCUMENTS:

A) STATEMENT SIGNED BY AN AUTHORISED OFFICER OF xxxxxxxxx CERTIFYING THAT THE AMOUNT BEING DRAWN UNDER THE PRESENT STANDBY L/C IS OVERDUE AND REPRESENTING THE NET AMOUNT DUE BY xxxxxxxxxxxx TO xxxxxxxxxxxxxxxxxx

B) COPY OF TELEX INVOICE(S) SHOWING ACTUAL SETTLEMENT AMOUNT OR MARKED TO MARKET EXPOSURE CALCULATION STATEMENT.

COVERING:   TERM CONTRACT xxxxxxxxxxx BETWEEN xxxxxxxxxxxxxxxx AND xxxxxxxxxxxxxxxx

EXPIRY DATE:
SPECIAL CONDITIONS:

1)	PARTIAL AND MULTIPLE DRAWINGS ARE PERMITTED.

2)	ALL COMMISSIONS, EXPENSES AND CHARGES OF THE ISSUING BANK ARE FOR APPLICANT'S ACCOUNT. ALL ADVISING BANK CHARGES, IF ANY, ARE FOR BENEFICIARY'S ACCOUNT.

3)	PRESENTATION OF COPY OR FAX COPY DOCUMENTS ACCEPTABLE.

4)	DOCUMENT BEARING TYPOGRAPHICAL OR SPELLING ERRORS ARE NOT TO BE CONSIDERED AS DISCREPANT EXCEPT FOR AMOUNTS, QUANTITIES AND DATES

THIS LETTER OF CREDIT WILL BE REDUCED BY ANY PAYMENTS EFFECTED BY xxxxxxxxxx IN FAVOUR OF xxxxxxxxxxxxxx BEARING REFERENCE TO THIS LETTER OF CREDIT NUMBER.

PAYMENT CLAUSE:
WE HEREBY ENGAGE WITH THE BENEFICIARY THAT DOCUMENTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE HONOURED UPON PRESENTATION AS SPECIFIED.

UNLESS OTHER WISE SPECIFIED, THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS.  REVISION 2007, PUBLICATION NO. 600 OF THE ICC.  THIS TELEX IS THE OPERATIVE INSTRUMENT AND NO WRITTEN CONFIRMATION WILL FOLLOW.

UNQUOTE

  -----

AUTHORISED SIGNATORIES
FOR AND ON BEHALF OF

TRAFIGURA BEHEER B.V. AMSTERDAM, BRANCH OFFICE LUCERNE

/s/ S. Luedin                                                                /s/ Marco Schumacher

S. Luedin, Finance Manager                                     Marco Schumacher